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                                                        EXHIBIT 10.42



                              CONTINUING GUARANTY

  THIS CONTINUING GUARANTY (this "Guaranty") is entered into this 19th day of February, 1997, by FALCONITE, INC., an Illinois corporation, whose address is 2525 Wayne Sullivan Drive, Paducah, Kentucky 42003 (the "Guarantor"), for the benefit of CITIZENS BANK & TRUST COMPANY OF PADUCAH, whose address is 333 Broadway, Paducah, Kentucky 42001 (the "Lender").

  Section 1.  Payment Guaranty.

  (a) The Guarantor hereby unconditionally guarantees the performance and punctual payment when due, whether at stated maturity, by acceleration, by demand or otherwise, in legal tender of the United States of America, of all Indebtedness (as hereinafter defined) of FALCONITE EQUIPMENT, INC. (formerly known as Falconite, Inc.), an Illinois corporation (the "Borrower") to Lender, including, without limitation, the payment to Lender of all of the Borrower's "Obligations" as defined in the Loan Agreement (as hereinafter defined), and the Guarantor agrees to pay any and all costs and expenses (including, without limitation, attorneys' fees and expenses) incurred by Lender: (i) in enforcing any rights under this Guaranty; (ii) in collecting any Indebtedness from Borrower or the Guarantor; (iii) in realizing upon or protecting any collateral for this Guaranty or for any of the Indebtedness; and/or (iv) for any other purpose related to the Indebtedness or this Guaranty. "Costs and expenses" as used in the preceding sentence shall include, without limitation, the actual attorneys' fees incurred by Lender in retaining counsel for advice, suit, appeal, any insolvency or other proceedings under the Federal Bankruptcy Code or otherwise, or for any purpose specified in the preceding sentence.

  (b) As used in this Guaranty, "Indebtedness" shall mean any and all present and future indebtedness (principal, interest, fees, collection costs and expenses and other amounts), liabilities and obligations of Borrower to Lender evidenced by or arising under that certain Revolving Credit and Term Loan Agreement dated October 5, 1995, by and between Borrower and Lender, as amended by that certain First Amendment to Revolving Credit and Term Loan Agreement dated January 5, 1996, that certain Second Amendment to Revolving Credit and Term Loan Agreement dated June 14, 1996, and that certain Third Amendment to Revolving Credit and Term Loan Agreement dated February 19, 1997, and as the same may from time to time be further amended, modified, extended or renewed (the "Loan Agreement"; all capitalized terms used and not otherwise defined in this Guaranty shall have the respective meanings ascribed to them in the Loan Agreement), the Swing Line Note, the Revolving Credit Note, the Term Note and/or any of the other Loan Documents.

  (c) The Guarantor acknowledges that valuable consideration supports this Guaranty, including, without limitation, any commitment to lend, extension of credit or other financial accommodation, whether heretofore, now or hereafter made
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by Lender to Borrower, any amendment, modification, extension, renewal or replacement of any Indebtedness, any forbearance with respect to any Indebtedness or otherwise, any cancellation of any existing guaranty, any purchase of any of Borrower's assets by Lender or any other valuable consideration.

  Section 2.  Continuing and Unconditional Guaranty.

  (a) This Guaranty is and is intended to be a continuing guaranty of payment of the Indebtedness (irrespective of the aggregate amount thereof), independent of, in addition and without modification to, and does not impair or in any way affect, any other guaranty, indorsement or other agreement held by Lender therefor or with respect thereto, whether or not furnished by the Guarantor. This Guaranty and the Guarantor's obligations hereunder shall not be modified, terminated, impaired or in any way affected by the execution, delivery or performance by the Guarantor, Borrower or any other person of any other guaranty, indorsement or other agreement or the delivery of collateral therefor. The Guarantor shall have no right of subrogation, reimbursement, contribution or indemnity whatsoever with respect to Borrower or any other guarantor(s) and no right of recourse to or with respect to any assets or property of Borrower or any other guarantor(s) or to any collateral owned by Borrower, any other guarantor(s) or any other person for the Indebtedness of Borrower guaranteed hereby unless and until all of said Indebtedness shall have been paid in full in cash. If any amount shall be paid to the Guarantor on account of any such subrogation, reimbursement, contribution or indemnity rights at any time prior to the payment of all such Indebtedness of Borrower in full in cash, such amount shall be held in trust for the benefit of Lender and shall forthwith be paid to Lender to be credited and applied upon the Indebtedness of Borrower, whether matured or unmatured, in such order and manner as Lender in its sole discretion may deem advisable.

  (b) The maximum aggregate liability of the Guarantor under this Guaranty is limited to Fifty Million Dollars ($50,000,000.00), plus all accrued and unpaid interest thereon and all the costs and expenses described in Section 1(a) above. This Guaranty is absolute and unconditional and shall not be changed or affected by any representation, oral agreement, act or thing whatsoever, except as herein provided. This Guaranty is intended by the Guarantor to be the final, complete and exclusive expression of the agreement between the Guarantor and Lender regarding the subject matter hereof. The Guarantor expressly disclaims any reliance on any course of dealing or usage of trade or oral representation of Lender including, without limitation, representations of Lender to make loans to Borrower or enter into any other agreement with Borrower or the Guarantor. No modification or amendment of any provision of this Guaranty and no waiver of any right by Lender shall be effective unless in writing and signed by a duly authorized officer of Lender. The Guarantor guarantees that the Indebtedness of Borrower will be paid strictly in accordance with its terms, regardless of any law, regulation or




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order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of Lender with respect thereto. The liability of the Guarantor under this Guaranty shall be absolute and unconditional irrespective of any change in the time, manner or place of payment of, or in any other term of (including, without limitation, changes in the interest rates applicable to), all or any of the Indebtedness of Borrower, or any other amendment or waiver of or any consent to departure from the terms therein.

  Section 3.  Rights of Lender.

  (a) The Guarantor authorizes Lender, without notice, demand or additional reservation of rights against the Guarantor and without affecting the Guarantor's obligations hereunder, from time to time: (i) to renew, refinance, modify, subordinate, extend, increase, accelerate or otherwise change the time for payment of, the terms of or the interest on the Indebtedness or any part thereof; (ii) to accept from any person or entity and hold collateral for the payment of the Indebtedness or any part thereof, and to exchange, enforce or refrain from enforcing, or release such collateral or any part thereof; (iii) to accept and hold any indorsement or guaranty of payment of the Indebtedness or any part thereof or any negotiable instrument or other writing intended by any party to create an accord and satisfaction with respect to the Indebtedness or any part thereof, and to discharge, terminate, release, substitute, replace or modify any such obligation of any such indorser or guarantor, or any person or entity who has given any security interest in any collateral as security for the payment of the Indebtedness or any part thereof, or any other person or entity in any way obligated to pay the Indebtedness or any part thereof, and to enforce or refrain from enforcing, or compromise or modify, the terms of any obligation of any such indorser, guarantor, person or entity; (iv) to dispose of any and all collateral securing the Indebtedness in any manner as Lender, in its sole discretion, may deem appropriate, and to direct the order or manner of such disposition and the enforcement of any and all indorsements and guarantees relating to the Indebtedness or any part thereof as Lender, in its sole discretion, may determine; and (v) to determine the manner, amount and time of application of payments and credits, if any, to be made on all or any part of any component or components of the Indebtedness (whether principal, interest, fees, costs and expenses, or otherwise).

  (b) The Guarantor hereby waives promptness, diligence, notice of acceptance and any other notice with respect to any of the Indebtedness of Borrower under this Guaranty, and any requirement that Lender protect, secure, perfect, continue to perfect or insure any security interest or lien on any property subject thereto or exhaust any right or take any action against Borrower or any other person or entity or any collateral securing payment of any Indebtedness or the Guarantor's obligation hereunder. If any default shall be made in the payment of any Indebtedness, the Guarantor agrees to pay any and all Indebtedness in full.


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  (c)  The Guarantor's obligations hereunder shall not be affected by any of the following, all of which the Guarantor hereby waives: (i) the invalidity, unenforceability, propriety of manner of enforcement of, or loss or change in priority of any security interest or other lien securing payment of any Indebtedness or the Guarantor's obligation hereunder; (ii) any taking, holding, continuation, collection, modification, leasing, impairment, surrender or abandonment of, or any failure to protect, preserve or insure, any such collateral; (iii) any delay in the exercise or waiver of, any failure to exercise, or any forbearance in the exercise of, any right or remedy of Lender or any person against the Guarantor, Borrower or any person or relating to the Indebtedness or any part thereof or the collateral therefor; (iv) failure of the Guarantor to receive notice of any intended disposition of such collateral;
(v) any defense arising by reason of the cessation from any cause whatsoever of liability of Borrower including, without limitation, any failure, delay, waiver, forbearance, negligence or omission by Lender in enforcing its claims against Borrower or any collateral therefor including, without limitation, any failure to make, prove, or vote any claim relating to the Indebtedness or any collateral therefor in any case or proceeding pursuant to the Federal Bankruptcy Code or any similar law, or any satisfaction of the Indebtedness or any part thereof by reason of the failure of Lender to recover against any collateral therefor or the failure of Lender to obtain a judgment for any deficiency; (vi) any release, settlement, composition, adjustment, compromise, replacement, cancellation, discharge, assignment, sale, exchange, conversion, participation or other transfer or disposition of any obligation of Borrower or of any collateral thereof; (vii) the creation of any security interest, lien or other encumbrance in favor of any person other than Lender; (viii) any refusal or failure of Lender or any other person prior to the date hereof or hereafter to grant any additional loan or other credit accommodation to Borrower or Lender's or any other party's receipt of notice of such refusal or failure;
(ix) any refusal or failure of Lender or any other person to provide to the Guarantor any information relating to Borrower, any other guarantor or indorser or any person or entity who has given any collateral as security for the payment of the Indebtedness or any information relating to Borrower's, the Guarantor's or any such indorser's, person's or entity's financial condition, business or assets, or if such information is provided, to provide such information completely and accurately; (x) any change in the ownership or management of Borrower; and (xi) the expiration of the period of any statute of limitations with respect to any lawsuit or other legal proceeding against Borrower or any person in any way related to the Indebtedness or a part thereof or any collateral therefor.

  Section 4.  Termination of Guaranty.

  This Guaranty shall remain in full force and effect as to the Guarantor until either (i) Lender shall actually receive from the Guarantor written notice of its discontinuance or (ii) June 30, 2000 (the "Guaranty Termination Date"), whichever occurs first,


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provided, however, this Guaranty shall remain in full force and effect thereafter until all Indebtedness outstanding, or contracted or committed for (whether or not outstanding), before the receipt of such notice by Lender or the Guaranty Termination Date, and any extensions or renewals thereof (whether made before or after receipt of such notice), together with interest accruing thereon after such notice or Guaranty Termination Date, shall be finally and irrevocably paid in full. Payment of all of the Indebtedness from time to time prior to the Guaranty Termination Date shall not operate as a discontinuance of this Guaranty, unless notice of discontinuance as above provided has theretofore actually been received by Lender. This Guaranty shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any of the Indebtedness of Borrower is rescinded or must otherwise be returned by Lender upon the insolvency, bankruptcy or reorganization of Borrower or otherwise, all as though such payment had not been made. As of the date any payment is returned, the statute of limitations shall start anew with respect to any action or proceeding by Lender against the Guarantor under this Guaranty. The Guarantor shall defend and indemnify Lender against and from any claim or loss under this paragraph including actual attorneys' fees and expenses in the defense of any such action or suit.

  Section 5.  Financial Reporting.

  The Guarantor hereby covenants and agrees to deliver to Lender:

   (a) as soon as available and in any event within ninety (90) days after the close of each fiscal year of the Guarantor, copies of the audited consolidated and consolidating balance sheets of the Guarantor and its subsidiaries as of the close of such fiscal year and the related audited consolidated and consolidating statements of income, changes in stockholders' equity and cash flows of the Guarantor and its subsidiaries for such fiscal year, in each case setting forth in comparative form the figures for the preceding fiscal year, all in reasonable detail (including, without limitation, footnotes and supplemental schedules detailing all selling and general and administrative expenses) and accompanied by an opinion thereon (which shall not be qualified by reason of any limitation imposed by the Guarantor) of KPMG Peat Marwick LLP, or of other independent public accountants selected by the Guarantor and satisfactory to Lender, to the effect that such financial statements have been prepared in accordance with generally accepted accounting principles consistently maintained and applied (except for changes in which such accountants concur) and that the examination of such accountants in connection with such financial statements has been made in accordance with generally accepted auditing standards and, accordingly, includes such tests of the accounting


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          records and such other auditing procedures as were considered necessary in the circumstances;

          (b) as soon as available and in any event within thirty (30) days after the end of each fiscal month of each fiscal year of the Guarantor, consolidated and consolidating balance sheets of the Guarantor and its subsidiaries as of the end of such fiscal month and the related consolidated and consolidating statements of income, retained earnings and cash flows for such fiscal month and for the portion of the Guarantor's fiscal year ended at the end of such fiscal month, setting forth in each case in comparative form, the figures for the corresponding fiscal month and the corresponding portion of the Guarantor's previous fiscal year, all in reasonable detail and satisfactory in form to Lender and certified (subject to normal year-end adjustments and footnote disclosures) as to fairness of presentation, generally accepted accounting principles and consistency by the chief financial officer of the Guarantor; and


          (c) with reasonable promptness, such further information regarding the business, affairs and financial condition of the Guarantor or any subsidiary of the Guarantor as Lender may from time to time reasonably request.

          Section 6.  Miscellaneous.

          (a) "Borrower" as used in this Guaranty shall include: (i) any successor individual or individuals, association, partnership or corporation to which all or a substantial part of the business or assets of Borrower shall have been transferred including, without limitation, a debtor in possession under the Federal Bankruptcy Code; and (ii) any other corporation into or with which Borrower shall have been merged, consolidated, reorganized or absorbed.

          (b) The liability of the Guarantor under this Guaranty shall be absolute and unconditional irrespective of any lack of validity or
enforceability of the   loan documents evidencing the Indebtedness or any other
agreement or instrument relating thereto or any other circumstance which might otherwise constitute a defense available to, or a discharge of, Borrower or the Guarantor. The Guarantor's obligation hereunder is to pay the Indebtedness in full when due according to its terms, and shall not be affected by any extension of time for payment by Borrower, or any limitation on the right to attorneys' fees resulting from any proceeding under the Federal Bankruptcy Code or any similar law. The Guarantor's obligation under this Guaranty shall also include payment of interest accrued on the Indebtedness before or after a filing of a petition under the bankruptcy laws and interest on, and principal of, loans made to the debtor in possession after the filing of such a petition by or against Borrower.

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  (c)  No course of dealing or usage of trade, and no oral or written representations or agreement between Borrower or the Guarantor and Lender, whether or not relied on or acted upon, and no act, delay or omission by Lender in exercising any right or remedy hereunder or with respect to any Indebtedness shall operate as a waiver thereof or of any other right or remedy, and no single or partial exercise thereof shall preclude any other or further exercise thereof or the exercise of any other right or remedy. The giving of notice or a demand by Lender at any time shall not operate as a waiver in the future of Lender's right to exercise any right or remedy without notice or demand.
Lender may remedy any default by Borrower under any agreement with Borrower or with respect to any Indebtedness in any reasonable manner without waiving the default remedied and without waiving any other prior or subsequent default by Borrower. After Borrower's failure to pay the Indebtedness in full, or any part thereof, Lender may exercise against the Guarantor each right and remedy of a creditor against a principal debtor upon a past due liquidated obligation. All rights and remedies of Lender hereunder are cumulative.

  (d) In addition to all liens upon, and rights of setoff against, the moneys, securities or other property of the Guarantor given to Lender by law, Lender shall have, with respect to the Guarantor's obligations to Lender under this Guaranty and to the extent permitted by law, a contractual possessory security interest in and a right of setoff against, and the Guarantor hereby assigns, conveys, delivers, pledges and transfers to Lender all of the Guarantor's right, title and interest in and to, all deposits, moneys, securities and other property of the Guarantor now or hereafter in possession of or on deposit with Lender, whether held in a general or special account or deposit, whether held jointly with someone else, or whether held for safekeeping or otherwise, excluding, however, all IRA, Keogh and trust accounts. Every such security interest and right of setoff may be exercised without demand upon or notice to the Guarantor. No security interest or right of setoff shall be deemed to have been waived by any act or conduct on the part of Lender or by any neglect to exercise such right of setoff or to enforce such security interest or by any delay in so doing.

  (e) The Guarantor agrees that the Indebtedness of Borrower to Lender, whether heretofore, now or hereafter created, shall be prior to any claim that the Guarantor may now have or hereafter acquire against Borrower, whether or not Borrower becomes insolvent. The Guarantor hereby expressly subordinates any claim the Guarantor may have against Borrower, upon any account whatsoever, to any claim that Lender may now or hereafter have against Borrower. In the event of insolvency and consequent liquidation of the assets of Borrower, through bankruptcy, by an assignment for the benefit of creditors, by voluntary liquidation or otherwise, the assets of Borrower applicable to the payment of the claims of both Lender and the Guarantor shall be paid to Lender and shall be first applied by Lender to the Indebtedness of Borrower to Lender. The Guarantor hereby assigns to Lender all

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claims which it may have or acquire against Borrower or against any assignee or trustee in bankruptcy or Borrower; provided, however, that such assignment shall be effective only for the purpose of assuring to Lender full payment in legal tender of the Indebtedness. If Lender so requests, any notes or credit agreements heretofore or hereafter evidencing any debts or obligations of Borrower to the Guarantor shall be marked with a legend that the same are subject to this Guaranty and shall be delivered to Lender. The Guarantor agrees, and Lender hereby is authorized, in the name of the Guarantor, from time to time to execute and file financing statements and continuation statements and to execute such other documents and to take such other actions as Lender deems necessary or appropriate to perfect, preserve and enforce its rights under this Guaranty.

  (f) Lender and Guarantor as used herein shall include the successors and assigns of those parties (except that the Guarantor shall have no right to assign or delegate any of its rights or obligations under this Guaranty). The rights and benefits of Lender hereunder shall, if Lender so directs, inure to any party acquiring any interest in the Indebtedness or any part thereof. If any right of Lender hereunder is construed to be a power of attorney, such power of attorney shall not be affected by the subsequent disability or incompetence of Borrower or the Guarantor.

  (g) Lender's rights and remedies under this Guaranty are assignable and any participation may be granted by Lender herein in connection with the assignment or granting of a participation by Lender in the Indebtedness or any part thereof.

  (h) The Guarantor agrees that any action or proceeding to enforce or arising out of this guaranty may be commenced in any Kentucky state court or in the United States District Court for the Western District of Kentucky, Paducah Division, and the Guarantor waives personal service of process and agrees that a summons and complaint commencing an action or proceeding in any such court shall be properly served and shall confer personal jurisdiction if served by registered mail to the Guarantor at its address specified above, or as otherwise provided by the laws of the Commonwealth of Kentucky or the United States of America.

  (i) If any provision of this Guaranty is unenforceable in whole or in part for any reason, it shall be deemed modified to the extent necessary to make it or the applicable provision enforceable, or if for any reason such provision is not deemed modified, the remaining provisions shall continue to be effective.

  (j) Any payment or other act which results in the extension or renewal of the statute of limitations in connection with any action or proceeding against Borrower relating to the Indebtedness, shall extend or renew the statute of limitations in connection with any action or any proceeding against the Guarantor

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in connection with this Guaranty whether or not the Guarantor had notice of, or consented to, such payment or act.

  (k) Any demand for payment against the Guarantor made by Lender under this Guaranty shall be in writing and delivered in person or by first class mail postage prepaid at the Guarantor's address first written above (or at such other address as the Guarantor may from time to time designate as its address for notices under this Guaranty by written notice to Lender), and shall be deemed received: (i) upon delivery, if delivered in person; or (ii) two (2) days after deposited in the mail or delivered to the post office, if mailed.

  (l) This Guaranty and the transactions evidenced hereby shall be governed by and construed in accordance with the substantive laws of the Commonwealth of Kentucky without regard to principles of conflicts of law.

  (m) THE GUARANTOR HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY RIGHT TO A TRIAL BY JURY THE GUARANTOR MAY HAVE IN ANY LITIGATION ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS GUARANTY. THE GUARANTOR CERTIFIES THAT NO REPRESENTATIVE OR AGENT OF LENDER OR LENDER'S COUNSEL HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT LENDER WOULD NOT, IN THE EVENT OF SUCH LITIGATION, SEEK TO ENFORCE THIS WAIVER OF THE JURY TRIAL PROVISION. THE GUARANTOR ACKNOWLEDGES THAT LENDER HAS BEEN INDUCED TO EXECUTE THIS GUARANTY IN PART BY THE PROVISIONS OF THIS WAIVER.

  IN WITNESS WHEREOF, the Guarantor has executed this Continuing Guaranty as of the day and year first above written.


                                        FALCONITE, INC.


                                        By /s/ Mike Falconite
                                           ----------------------------
                                        Name:  Mike Falconite
                                             --------------------------
                                        Title: President
                                              -------------------------





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